Fair value of financial instruments	9 Months Ended
Sep. 30, 2022
Fair value of financial instruments [Abstract]
Fair value of financial instruments
Note 10. - Fair value of financial instruments
Financial instruments measured at fair value are classified based on the nature of the inputs used for the calculation of fair value:
●	Level 1: Inputs are quoted prices in active markets for identical assets or liabilities.

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Level 2: Fair value is measured based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

●	Level 3: Fair value is measured based on unobservable inputs for the asset or liability.

As of September 30, 2022, all the financial instruments measured at fair value correspond to derivatives and have been classified as Level 2, except for the investments held in Ten West Link, which has been classified as Level 3.